UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2014

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 9, 2014, EnerNOC, Inc., (the “Company”) and Fallon Cornerstone One MPD LLC entered into the First Amendment to Office Lease (the “Amendment”). Under the terms of the Amendment, the Company will continue to occupy 81,986 square feet on the fourth, fifth and sixth floors of One Marina Park Drive, Boston, Massachusetts (the “Original Premises”) previously leased pursuant to that certain lease dated as of July 5, 2012 (the “Original Lease”), and will expand the Original Premises by adding approximately 27,746 square feet on the seventh floor of One Marina Park Drive, Boston, Massachusetts (the “Additional Space” and together with the Original Premises, the “Entire Premises”). The Company’s lease of the Additional Space will commence on January 1, 2015 and be subject to the terms and conditions of the Original Lease. The lease term for the Additional Space shall coincide with the term for the Original Premises and expire on July 31, 2020 unless earlier terminated or further extended as provided in the Original Lease.

The Company’s obligation to pay base rent with respect to the Additional Space shall commence on June 1, 2015 as follows:

Period	Monthly Base Rent for the Additional Space	Base Annual Rental Rate per rentable square foot of the Additional Space
June 1, 2015 through May 31, 2016	$131,793.50	$57.00
June 1, 2016 through May 31, 2017	$134,105.67	$58.00
June 1, 2017 through May 31, 2018	$136,417.83	$59.00
June 1, 2018 through May 31, 2019	$138,730.00	$60.00
June 1, 2019 through July 31, 2020	$141,042.17	$61.00

On and after June 1, 2015, the base rent payable by the Company with respect to the Entire Premises shall be as follows:

Period	Monthly Base Rent for the Entire Premises
June 1, 2015 through May 31, 2016	$439,241.00
June 1, 2016 through May 31, 2017	$441,553.17
June 1, 2017 through May 31, 2018	$443,865.33
June 1, 2018 through May 31, 2019	$471,194.00
June 1, 2019 through July 31, 2020	$475,818.34

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	First Amendment to Office Lease dated October 9, 2014, between EnerNOC, Inc. and Fallon Cornerstone One MPD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: October 16, 2014	By:	/s/ Neil Moses
	Name:	Neil Moses
	Title:	Chief Financial Officer & Chief Operating Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Office Lease dated October 9, 2014, between EnerNOC, Inc. and Fallon Cornerstone One MPD